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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 11, 2000


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                           PREMIER LASER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          California                      0-25242                33-0476284
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                         3 Morgan, Irvine, CA                        92718
               (Address of principal executive offices)           (Zip Code)


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       Registrant's telephone number, including area code: (949) 859-0656


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibits 99.1 through 99.5 and incorporated herein by reference are the debtor in possession interim financial statements filed by Premier Laser Systems, Inc. with the U.S. Bankruptcy Court for each of the five months ending March 31, 2000 through July 31, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed as a part of this report:

Exhibit No.       Description
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99.1              Debtor in Possession Interim Statement For Period Ending March
                  31, 2000 with attachments 2, 3, and 5.

99.2 Debtor in Possession Interim Statement For Period Ending April 30, 2000 with attachments 2, 3, and 5.

99.3 Debtor in Possession Interim Statement For Period Ending May 31, 2000 with attachments 2, 3, and 5.

99.4 Debtor in Possession Interim Statement For Period Ending June 30, 2000 with attachments 2, 3, and 5.

99.5 Debtor in Possession Interim Statement For Period Ending July 31, 2000 with attachments 2, 3, and 5.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PREMIER LASER SYSTEMS, INC.



                                          By: /s/ Michael Quinn
                                             -----------------------------------
                                             Michael Quinn
Date: October 10, 2000                       President and CEO




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                                INDEX OF EXHIBITS

Exhibit No.       Description
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99.1              Debtor in Possession Interim Statement For Period Ending March
                  31, 2000 with attachments 2, 3, and 5.

99.2 Debtor in Possession Interim Statement For Period Ending April 30, 2000 with attachments 2, 3, and 5.

99.3 Debtor in Possession Interim Statement For Period Ending May 31, 2000 with attachments 2, 3, and 5.

99.4 Debtor in Possession Interim Statement For Period Ending June 30, 2000 with attachments 2, 3, and 5.

99.5 Debtor in Possession Interim Statement For Period Ending July 31, 2000 with attachments 2, 3, and 5.